UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund
Ticker Symbol: (GDIIX)

ANNUAL REPORT
October 31, 2016

RNC Genter Dividend Income Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund

October 31, 2016

The RNC Genter Dividend Income Fund posted another year of positive performance for the fiscal year ending October 31st 2016. The fund returned 5.68% over the past twelve months. Over the same period, the fund’s primary benchmark, the Russell 1000 Value1, returned 6.37% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned 9.15%. The broad market S&P 500 Index3 returned 4.51% over the same period.

The strongest contributor to returns has been Technology. The fund holds an overweight position in tech, specifically semiconductor companies. Over the past year many consolidations have taken place within semiconductors which has raised the valuation of the entire space. Consolidation makes sense as semiconductor products tend to have long lives and most of the upfront cost has already been expensed.

We have attempted to take advantage of the strong semiconductor performance by lowering our exposure to the group and reinvesting into less cyclical companies. Semiconductor manufacturers tend to be very cyclical and inventory corrections happen frequently. These corrections tend to bring down the entire industry and the downward spiral can be dramatic. We felt it was prudent to lower the cyclicality of the portfolio by taking some profits in semiconductors while business conditions were good. Overall, technology continues to be our largest over weighted sector in the portfolio.

A sector we have been adding to is Healthcare. Healthcare is traditionally a growth sector that has appeal due to demographic changes, earnings consistency and strong dividend growth. Over the past year the group has been the worst performing sector within the market. Valuation has fallen substantially due to perceived pricing pressure across the industry. A few pharmaceutical companies have been attacked for extremely high price increases for long established, lifesaving drugs. Being an election year, both candidates admonished such price increases and threatened to regulate pricing across the entire pharmaceutical industry. We feel this is highly unlikely to happen as Congress would not vote to allow for total price regulation. Additionally, recent data has showed that price increases, in aggregate, have been modest. The group has been quick to self-regulate and keep pricing consistent with supply and demand. Currently we hold an overweight position in the sector.

We continue to prefer telecommunications stocks over utilities. Both defensive sectors have done well this year but we view telecom as having the stronger outlook. We expect telecom to have greater growth as the companies monetize recent acquisitions along with continued growth in data usage.  Currently, telecom also has a valuation advantage as the sector trades at a 1% yield advantage and a 20% P/E (price to earnings ratio4) discount over utilities.

Over the past year, one of the more encouraging signs for the economy has been the steady growth in employment. Employment trends have become increasingly important to Gross Domestic Product (GDP) growth since jobs create income which in turn greatly influences consumer spending. Retail consumption has been the major driver for growth, as business and government spending remain weak. Over the entire span of the recovery, more than 15 million jobs, about 160,000 per month on average5, have been added to the work force underpinning this steady if slow multi-year expansion. The unemployment rate has fallen from over 10% in 2009 to 5% last month5 as more and more previously out of work Americans re-enter the labor market. Another positive sign that the labor market is strong is the four decade low in jobless claims. Employers are retaining their workers and raising wages as skilled labor is becoming increasingly scarce and expensive. We think the current 2.7% year-over-year increase in average hourly earnings5 should undoubtedly help strengthen household finances and encourage spending, without causing any troublesome surge in inflation. Inflation in general remains well contained, below the Fed’s targeted rate of 2%, with core Personal Consumption Expenditures (PCE) up only 1.7% for the year. Furthermore, while the driver of continued economic growth is still the consumer, GDP is expected to have some help from a moderate improvement in capital spending going forward. Due to the upturn in oil prices, capital expenditures from energy companies, most of whom had significantly reduced their capital expenditures over the past several years, are expected to improve in 2017. Also, regardless of the outcome of the presidential election, we anticipate some form of fiscal stimulus from the government sector in 2017. What the particulars might be is hard to assess at this juncture. However any incremental government initiatives, whether infrastructure, tax reform, or repatriation of corporate cash held abroad, would be beneficial to economic growth.

Our outlook for next year calls for only a slightly higher GDP growth rate of just 2% with inflation still at or below the Fed’s targeted 2%. Fiscal stimulus may well have a growth influence on the economy as accommodative monetary policies seem to have less and less impact. The economy has languished in this slow growth mode for so long that the sharp slowdown in growth in the first half of this year has raised the question of whether or not we are in a mid-cycle slowdown or, more dramatically, are we about to slip into a modest recession. While the risks of a recession may have risen, it is important to note that the U.S. economy has shaken off any number of disturbing trends and concerns over the course of the past several years, including a slowdown in China, Brexit, troubled European banks, and the U.S. political gridlock. Absent any policy missteps and with the tailwind of potential fiscal stimulus next year, the outlook for the economy remains positive but not particularly robust. The financial markets seem to be a little apprehensive of such policy missteps or outside events that would destabilize an already slow economy. We think the conclusion of the election reduces these concerns and 2017 will be another year of reasonable economic progress.

Rocky Barber, CFA

David Klatt, CFA

RNC Dividend Income Fund Portfolio Managers

The views in this letter were as of October 31st, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

[1]
The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.

[2]
The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.

[3]
The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities. An investor cannot invest directly in an index.

[4]
The Price to Earnings ratio is a valuation tool that measures the price of a security in relation to its earnings. According to this valuation measurement, the higher the number, the more you are paying per unit of earnings.

[5]	Bureau of Labor Statistics: October 2nd 2016

RNC Genter Dividend Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 100 companies with lower price-to-book ratios and lower expected growth values.  The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
RNC Genter Dividend Income Fund	5.68%	9.95%	10.93%	12/31/08
Russell 1000 Value Index	6.37%	13.31%	12.72%	12/31/08
MSCI US Investable Market High Dividend Yield Index	9.15%	13.80%	14.06%	12/31/08

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 2.27% and 1.26%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund.  This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.5%
	BASIC MATERIALS – 3.9%
12,700	International Paper Co.	$571,881

	COMMUNICATIONS – 9.5%
16,400	AT&T, Inc.	603,356
11,600	Cisco Systems, Inc.	355,888
9,400	Verizon Communications, Inc.	452,140
		1,411,384
	CONSUMER, CYCLICAL – 2.9%
6,200	Target Corp.	426,126

	CONSUMER, NON-CYCLICAL – 24.6%
9,400	AbbVie, Inc.	524,332
10,100	Altria Group, Inc.	667,812
2,300	Amgen, Inc.	324,668
6,400	Eli Lilly & Co.	472,576
2,800	Johnson & Johnson	324,772
4,100	PepsiCo, Inc.	439,520
17,600	Pfizer, Inc.	558,096
3,500	Philip Morris International, Inc.	337,540
		3,649,316
	ENERGY – 14.1%
5,400	Chevron Corp.	565,650
5,000	Phillips 66	405,750
5,800	Royal Dutch Shell PLC - Class A - ADR[1]	288,898
5,300	Schlumberger Ltd.[1]	414,619
8,700	TOTAL S.A. - ADR[1]	415,338
		2,090,255
	FINANCIAL – 16.2%
1,050	BlackRock, Inc.	358,302
6,500	JPMorgan Chase & Co.	450,190
5,900	MetLife, Inc.	277,064
3,800	PNC Financial Services Group, Inc.	363,280
3,300	Travelers Cos., Inc.	356,994
13,100	Wells Fargo & Co.	602,731
		2,408,561
	INDUSTRIAL – 9.7%
3,500	Boeing Co.	498,505
16,958	General Electric Co.	493,478
4,200	United Parcel Service, Inc. - Class B	452,592
		1,444,575
	TECHNOLOGY – 15.6%
6,700	Microchip Technology, Inc.	405,685
8,300	Microsoft Corp.	497,336

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
6,500	QUALCOMM, Inc.	$446,680
18,800	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	584,680
7,300	Xilinx, Inc.	371,351
		2,305,732
	TOTAL COMMON STOCKS (Cost $11,282,795)	14,307,830

	SHORT-TERM INVESTMENTS – 4.9%
727,666	Fidelity Government Portfolio - Institutional , 0.30%[2]	727,666

	TOTAL SHORT-TERM INVESTMENTS (Cost $727,666)	727,666

	TOTAL INVESTMENTS – 101.4% (Cost $12,010,462)	15,035,496
	Liabilities in Excess of Other Assets – (1.4)%	(211,495)

	TOTAL NET ASSETS – 100.0%	$14,824,001

ADR – American Depositary Receipt
PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	24.6%
Financial	16.2%
Technology	15.6%
Energy	14.1%
Industrial	9.7%
Communications	9.5%
Basic Materials	3.9%
Consumer, Cyclical	2.9%
Total Common Stocks	96.5%
Short-Term Investments	4.9%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2016

Assets:
Investments, at value (cost $12,010,462)	$15,035,496
Receivables:
Dividends and interest	22,025
Due from Advisor	4,090
Fund shares sold	37
Prepaid expenses	5,174
Total assets	15,066,822

Liabilities:
Payables:
Investment securities purchased	195,949
Auditing fees	17,781
Fund accounting fees	5,594
Transfer agent fees and expenses	4,664
Fund administration fees	4,325
Custody fees	2,297
Distribution fees (Note 7)	3,096
Chief Compliance Officer fees	2,271
Trustees' fees and expenses	166
Accrued other expenses	6,678
Total liabilities	242,821

Net Assets	$14,824,001

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,399,032
Accumulated net investment income	15,379
Accumulated net realized gain on investments	384,556
Net unrealized appreciation on investments	3,025,034
Net Assets	$14,824,001

Shares of beneficial interest issued and outstanding	907,432
Net asset value per share	$16.34

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $10,257)	$491,700
Interest	663
Total investment income	492,363

Expenses:
Advisory fees	122,185
Fund administration fees	38,841
Distribution fees (Note 7)	37,282
Fund accounting fees	28,739
Transfer agent fees and expenses	27,856
Registration fees	24,849
Auditing fees	17,748
Legal fees	14,000
Custody fees	13,892
Chief Compliance Officer fees	13,459
Shareholder reporting fees	11,900
Trustees' fees and expenses	6,249
Miscellaneous	4,551
Insurance fees	1,299

Total expenses	362,850
Advisory fees waived	(122,185)
Other expenses absorbed	(54,257)
Net expenses	186,408
Net investment income	305,955

Realized and Unrealized Gain on Investments:
Net realized gain on investments	585,045
Net change in unrealized appreciation/depreciation on investments	(182,052)
Net realized and unrealized gain on investments	402,993

Net Increase in Net Assets from Operations	$708,948

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$305,955	$359,964
Net realized gain (loss) on investments	585,045	(207,262)
Net change in unrealized appreciation/depreciation on investments	(182,052)	(32,287)
Net increase in net assets resulting from operations	708,948	120,415

Distributions to Shareholders:
From net investment income	(309,364)	(339,362)
From net realized gains	-	(381,214)
Total distributions to shareholders	(309,364)	(720,576)

Capital Transactions:
Net proceeds from shares sold	3,026,452	2,804,083
Reinvestment of distributions	251,141	612,591
Cost of shares redeemed[1]	(6,392,153)	(5,289,567)
Net decrease in net assets from capital transactions	(3,114,560)	(1,872,893)

Total decrease in net assets	(2,714,976)	(2,473,054)

Net Assets:
Beginning of period	17,538,977	20,012,031
End of period	$14,824,001	$17,538,977

Accumulated net investment income	$15,379	$20,133

Capital Share Transactions:
Shares sold	190,409	177,574
Shares reinvested	15,880	38,434
Shares redeemed	(410,318)	(337,149)
Net decrease from capital share transactions	(204,029)	(121,141)

[1]	Net of redemption fee proceeds of $25 and $4,784, respectively.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of period	$15.78		$16.24		$15.67		$13.33		$12.37
Income from Investment Operations:
Net investment income[1]	0.33		0.31		0.30		0.28		0.28
Net realized and unrealized
gain(loss) on investments	0.55		(0.17)		0.96		2.60		1.36
Total from investment operations	0.88		0.14		1.26		2.88		1.64

Less Distributions:
From net investment income	(0.32)		(0.29)		(0.29)		(0.28)		(0.28)
From net realized gain	-		(0.31)		(0.40)		(0.26)		(0.40)
Total distributions	(0.32)		(0.60)		(0.69)		(0.54)		(0.68)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$16.34		$15.78		$16.24		$15.67		$13.33

Total Return[3]	5.68%		0.85%		8.33%		22.19%		13.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,824		$17,539		$20,012		$15,989		$10,152

Ratio of expenses to average net assets:
Before fees waived	2.43%		2.26%		2.24%		2.57%		3.47%
After fees waived	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.87%		0.95%		0.86%		0.63%		(0.07)%
After fees waived	2.05%		1.96%		1.85%		1.95%		2.15%

Portfolio turnover rate	25%		40%		14%		21%		34%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do notreflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2013-2016 and as of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2016, the Advisor has voluntarily agreed to waive 0.10% basis points of its management fee. The voluntary waiver will lower management fee from 0.90% to 0.80% of the Fund’s average daily assets through December 31, 2016. The Advisor may terminate this voluntary waiver at any time. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

For the year ended October 31, 2016, the Advisor waived all of its advisory fees $122,185 and absorbed other expenses of $54,257. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor will not seek recoupment of any advisory fees it waives pursuant to the voluntary advisory fees waiver discussed above. At October 31, 2016, the amount of these potentially recoverable expenses was $540,168. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2017	$178,349
2018	185,377
2019	176,442
Total	$540,168

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,005,176

Gross unrealized appreciation	$3,163,458
Gross unrealized depreciation	(133,138)
Net unrealized appreciation	$3,030,320

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (216)	$ (1,345)	$ 1,561

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$15,379
Undistributed long-term capital gains	379,270
Accumulated earnings	394,649

Accumulated capital and other losses	-
Net unrealized appreciation	3,030,320
Total accumulated earnings	$3,424,969

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$309,364	$339,370
Long-term capital gains	-	381,206
Total distributions paid	$309,364	$720,576

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2016 and the year ended October 31, 2015, the Fund received $25 and $4,784, respectively.

Note 6 – Investment Transactions
For the year ended October, 2016 purchases and sales of investments, excluding short-term investments, were $3,750,276 and $7,049,146 respectively.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$14,307,830	$-	$-	$14,307,830
Short-Term Investments	727,666	-	-	727,666
Total Investments	$15,035,496	$-	$-	$15,035,496

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 5, 2016, to shareholders of record on December 2, 2016 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$ 0.41556	$ 0.0000	$ 0.02247

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

On December 6, 2016, the Advisor has voluntarily agreed to reduce its management fee from 0.90% to 0.80% of the Fund’s average daily assets through December 31, 2017. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RNC Genter Dividend Income Fund and the
Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Dividend Income Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation
For the year ended October 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

RNC Genter Dividend Income Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/16	10/31/2016	5/1/16 – 10/31/16
Actual Performance	$1,000.00	$1,034.80	$6.39
Hypothetical (5% annual return before expenses)	1,000.00	1,018.86	6.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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RNC Genter Dividend Income Fund
A series of Investment Managers Series Trust

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/09/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/09/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/09/17